Exhibit 99.2
Second Quarter 2010 Results
July 22, 2010

July 22, 2010
Please note that the following materials containing information regarding Capital One’s financial performance speak only as of the particular date or dates indicated in these materials. Capital One does not undertake any obligation to update or revise any of the information contained herein whether as a result of new information, future events or otherwise.
Certain statements in this presentation and other oral and written statements made by Capital One from time to time are forward-looking statements, including those that discuss, among other things, strategies, goals, outlook or other non-historical matters; projections, revenues, income, returns, accruals for claims in litigation and for other claims against us, earnings per share or other financial measures for Capital One; future financial and operating results; and Capital One’s plans, objectives, expectations and intentions; and the assumptions that underlie these matters.  To the extent that any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities
Litigation Reform Act of 1995. Numerous factors could cause our actual results to differ materially from those described in such forward-looking statements, including, among other things:  general economic and business conditions in the U.S., the UK, or Capital One’s local markets, including conditions affecting employment levels, interest rates, consumer income and confidence, spending and savings that may affect consumer bankruptcies, defaults, charge-offs and deposit activity; an increase or decrease in credit losses (including increases due to a worsening of general economic conditions in the credit environment); financial, legal, regulatory (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the
regulations to be promulgated thereunder), tax or accounting changes or actions, including with respect to any litigation matter involving Capital One;
increases or decreases in interest rates; the success of Capital One’s marketing efforts in attracting and retaining customers; the ability of Capital One to securitize our credit cards and consumer loans and to otherwise access the capital markets at attractive rates and terms to capitalize and fund its operations and future growth; with respect to financial and other products, increases or decreases in Capital One’s aggregate loan balances and/or the number of customers and the growth rate and composition thereof, including increases or decreases resulting from factors such as a shifting product mix, the amount of actual marketing expenses made by Capital One and attrition of loan balances; the level of future repurchase or indemnification requests
Capital One may receive, the actual future performance of loans relating to such requests, the success rates of claimants against Capital One, any developments in litigation, and the actual recoveries Capital One may make on any collateral relating to claims against us; the amount and rate of deposit growth; Capital One’s ability to control costs; changes in the reputation of or expectations regarding the financial services industry and/or Capital One with respect to practices, products or financial condition; any significant disruption in Capital One’s operations or technology platform; Capital One’s ability to maintain a compliance infrastructure suitable for its size and complexity; the amount of, and rate of growth in, Capital One’s expenses as Capital One’s business develops or changes or as it expands into new market areas; Capital One’s ability to execute on its strategic and operational plans; any significant disruption of, or loss of public confidence in, the United States Mail service affecting our response rates and consumer payments; Capital One’s ability to recruit and retain experienced personnel to assist in the management and operations of new products and services; changes in the labor and employment markets; the risk that cost savings and any other synergies from Capital One’s acquisitions may not be fully realized or may take longer to realize than expected; disruptions from Capital One’s acquisitions negatively impacting Capital One’s ability to maintain relationships with customers, employees or suppliers; competition from providers of products and services that compete with Capital One’s businesses; and other risk factors listed from time to time in reports that Capital One files with the Securities and Exchange Commission (the “SEC”), including, but not limited to, the Annual
Report on Form 10-K for the year ended December 31, 2009. You should carefully consider the factors discussed above in evaluating these forward-
looking statements. All information in these slides is based on the consolidated results of Capital One Financial Corporation, unless otherwise noted. A reconciliation of any non-GAAP financial measures included in this presentation can be found in Capital One’s most recent Form 10-K concerning annual financial results and in our most recent Form 8-K filed July 22, 2010, available on Capital One’s website at www.capitalone.com under “Investors”.
Forward looking statements

July 22, 2010
Net Interest Income
Non Interest Income
Revenue
Marketing Expense
Operating Expense
Non-Interest Expense
Pre-Provision Earnings (before tax)
Net Charge-offs
Other
Allowance Build (Release)
Provision Expense
Discontinued Operations, net of tax
Total Company (after tax)
EPS Available to Common Shareholders
Tax Expense
Change
Pretax Income
$MM
3,228
1,061
4,289
180
1,667
1,847
2,442
2,018
26
(566)
1,478
636
720
(83)
$1.40
964
244
Q110

Operating Earnings (after tax)
Q210

3,097
807
3,904
219
1,781
2,000
1,904
1,717
12
(1,006)
723
608
812
(204)
$1.33
1,181
369

(131)
(254)
(385)
39
114
153
(538)
(301)
14
440
(755)
(28)
92
(121)
217
125

Second quarter earnings were $608MM or $1.33 per share, compared to
$636MM or $1.40 per share in the first quarter
Highlights
 • Income from continuing operations up 13% quarter
 over quarter
 • Revenue declined $385MM, or 9%
 – 4.5% decline in average loans
 – Stable net interest margin (NIM)
 – Decline in non-interest income primarily driven by:
 ▪ lower one-time benefits than Q1 (mortgage
 I/O bond sale and securities sales)
 ▪ Full quarter impact of reduced overlimit fees
 • Non-Interest expenses up $153MM
 – Operating expense increased due to one-time
 expenses and infrastructure investments
 – Marketing expenses up $39MM
 • Provision expense declined $755MM or 51%; charge
 offs down $301MM
 • Rep & warranty expense of $404MM
 – $309MM in discontinued operations
($0.07)

220
200
180
160
140
120
100
80
60
40
20
0
4.1
37.7
27.6
40.1
29.8
8.5
61.9
8.7
38.9
28.5
38.2
29.6
8.2
60.3
7.5
38.3
25.1
36.4
29.6
7.6
56.2
5.2
39.4
26.1
35.3
29.6
7.3
54.6
Q309
Q409
Q110
Q210

$B
200
180
160
140
120
100
80
60
40
20
0
16.7
45.9
12.7
101.8
17.1
46.7
13.4
102.4
14.8
37.8
13.8
104.0
15.0
33.0
14.2
103.2
Q309
Q409
Q110
Q210
Other Liabilities
Other Borrowings
Securitization
Non-Interest Bearing Deposits
Interest Bearing Deposits

	Q309	Q409	Q110	Q210
Cost of Interest Bearing Liabilities	2.28%	2.16%	1.96%	1.91%
Total Cost of Funds	2.05%	1.93%	1.76%	1.69%

July 22, 2010
The pace of loan contraction slowed in the quarter and funding costs continued to improve
Liability Highlights
Asset Highlights
 • Consumer/Card loans down $3.0B or 2.3%
 – $2.0B decline in run-off portfolios
 – Charge-offs still elevated at $1.7B
 • Commercial commitments up ~$500MM; loan
 balances stable
 • Cost of funds decreased to 1.69% in second quarter
 from 1.76% in the first quarter
 • Continued shift to lower priced deposits
 • Loan to deposit ratio at 1.08
1 Managed portfolio data Q3-Q409
End of Period Assets1
Domestic Card
Commercial
Int’l Card
Consumer
$B
Other
 Cash & Cash
 Equivalents
Securities
End of Period Liabilities 1

Q2'10		Q1 '10		Build/(Release)
Credit Card					
Domestic	$	4,579	$	5,162	$ (583)
International		530		612	(82)
Total Credit Card	$	5,109	$	5,774	$ (665)
Consumer Banking					
Auto	$	365	$	523	$ (158)
Other Consumer Banking		336		412	(76)
Total Consumer Banking	$	701	$	935	$ (234)
Commercial Banking	$	882	$	915	$ (33)
Other	$	107	$	128	$ (21)
Total Allowance	$	6,799	$	7,752	$ (953)

12%
10%
8%
6%
4%
2%
0%
9.4%
9.2%
8.4%
3.6%
3.1%
3.1%
3.2%
2.3%
1.2%
Q109
Q209
Q309
Q409
Q110
Q210

240%
200%
160%
120%
80%
40%
0%
200%
185%
186%
142%
135%
130%
65%
39%
27%
Q109
Q209
Q309
Q409
Q110
Q210

200%
150%
100%
50%
0%
82%
124%
149%
Q109
Q209
Q309
Q409
Q110
Q210

July 22, 2010
Allowance coverage ratios remain high
Allowance Balance
$MM
Allowance as % of
Reported 30+ Delinquencies
Commercial Lending Allowance as % of
Non-Performing Loans
Allowance as % of Loans
Total Company: 4.43%  4.44%  4.67%  4.55%  5.96%  5.36%
Consumer Banking
Credit Card
Commercial Banking
Domestic Card
Int’l Card
Auto Finance
Commercial

12%
10%
8%
6%
4%
2%
0%
Q309
Q409
Q110
Q210

14%
12%
10%
8%
6%
4%
2%
0%
Q309
Q409
Q110
Q210

July 22, 2010
Tier 1 Capital to
Risk Weighted Assets
Our capacity to absorb risk remains high
 Other
 Tier 1
 Common
11.9%
13.8%
Tangible Common Equity + Allowance to
Tangible Managed Assets
6.3%
 Allowance
 TCE
5.5%
6.2%
8.4%
9.7%
8.5%
9.6%
6.1%
9.8%
9.9%

16%
14%
12%
10%
8%
6%
4%
2%
0%
8.68%
9.87%
9.50%
9.43%
8.94%
6.19%
6.91%
6.90%
7.10%
7.09%
Q209
Q309
Q409
Q110
Q210

20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
14.46%
16.76%
17.04%
17.09%
16.61%
Q209
Q309
Q409
Q110
Q210

July 22, 2010
Margins as % of Managed Assets
Revenue Margin
Net Interest Margin
Revenue Margin
NIM remained stable in the quarter, as modest funding cost improvements were offset by modest declines in asset yield
Funding costs improved modestly
• Favorable interest rates
• Mix shift from wholesale funding to bank deposits
Asset yields declined modestly
• Greater mix of investment securities vs. loans
Domestic Card Revenue margin declined in Q210
• Decline in overlimit fees in non-interest income
• Expect quarterly Domestic Card revenue margin to
 decline to around 15% by early 2011
Domestic Card Revenue Margin

70
60
50
40
30
20
10
0
$7.2
$57.6
$6.3
$55.6
$7.1
$53.2
$6.1
$50.1
$5.0
$49.6
Q209
Q309
Q409
Q110
Q210

35
30
25
20
15
10
5
0
$2.5
$27.7
$2.4
$27.4
$2.2
$27.5
$2.1
$27.6
$2.0
$27.6
Q209
Q309
Q409
Q110
Q210

45
40
35
30
25
20
15
10
5
0
$16.6
$25.3
$15.6
$24.5
$14.9
$23.3
$14.0
$22.4
$13.3
$22.0
Q209
Q309
Q409
Q110
Q210

July 22, 2010
Domestic Card
Commercial Banking
Consumer Banking
Commentary
• Expected run off continues in ILs, Mortgages, and
 Small ticket CRE
• Consumer and Commercial demand remains weak

 Partially offset by:
• Lower charge-offs
• Pockets of origination growth in Domestic Card, Auto
 Finance
$B
$B
 Commercial
 Lending
 Small Ticket
 CRE
 Auto & Retail
 Mortgage
$B
 Domestic
 Card
 Installment
 Loans
Loan balances continued to decline, but at a slower pace

11%
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
8.39%
9.23%
9.64%
9.59%
10.48%
9.49%
5.08%
4.77%
5.38%
5.78%
5.30%
4.79%
Q109
Q209
Q309
Q409
Q110
Q210

10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
7.30%
9.32%
9.19%
9.52%
8.83%
8.38%
6.25%
6.69%
6.63%
6.55%
6.39%
6.03%
Q109
Q209
Q309
Q409
Q110
Q210

5%
4%
3%
2%
1%
0%
1.91%
0.97%
1.17%
1.26%
0.93%
0.68%
0.45%
0.43%
0.69%
0.72%
0.94%
0.46%
Q109
Q209
Q309
Q409
Q110
Q210

11%
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
7.48%
8.89%
9.52%
10.03%
7.58%
7.74%
4.88%
3.65%
4.38%
4.55%
2.97%
2.09%
Q109
Q209
Q309
Q409
Q110
Q210

July 22, 2010
Charge-off rates improved across our consumer lending businesses
Domestic Credit Card ($55.3B*)
Net Charge-off Rate
30+ Delinquency Rate
Mortgage Credit ($13.6B*)
International Credit Card ($7.4B*)
Net Charge-off Rate
30+ Delinquency Rate
Net Charge-off Rate
30+ Delinquency Rate
Net Charge-off Rate
30+ Delinquency Rate
* Average assets for Q2
Auto Credit ($17.3B*)

5%
4%
3%
2%
1%
0%
1.95%
2.47%
2.84%
2.52%
2.64%
2.20%
0.56%
0.89%
1.42%
2.91%
1.37%
1.21%
Charge-off Rate
Q109
Q209
Q309
Q409
Q110
Q210

5%
4%
3%
2%
1%
0%
1.37%
1.78%
2.08%
2.33%
2.52%
2.10%
0.45%
0.80%
1.08%
2.04%
1.14%
0.98%
Q109
Q209
Q309
Q409
Q110
Q210

5%
4%
3%
2%
1%
0%
2.00%
2.15%
2.66%
3.25%
3.65%
2.82%
0.63%
0.92%
1.37%
3.02%
1.45%
1.17%
Charge-off Rate
Q109
Q209
Q309
Q409
Q110
Q210

5%
4%
3%
2%
1%
0%
0.57%
1.15%
1.25%
1.09%
1.15%
1.20%
0.07%
0.58%
0.56%
0.75%
0.82%
0.78%
Q109
Q209
Q309
Q409
Q110
Q210

July 22, 2010
Commercial Banking non-performing asset rates and charge-off rates improved
Total Commercial Banking ($29.6B*)
Non Performing
Asset Rate
Commercial & Multi Family ($13.6B*)
Non Performing
Asset Rate
Total Commercial Lending
Excluding Small Ticket CRE ($27.6B*)
Non Performing
Asset Rate
Charge-off
Rate
Non Performing
Asset Rate
Charge-off
Rate
* Period end assets for Q2
Middle Market ($10.2B*)

July 22, 2010
• Fragile economic recovery

• Consumer demand

• Regulatory risk
We remain well positioned to deliver significant shareholder value over the long term
• Businesses with
 sustainable, above-hurdle
 returns
• Positioned to grow as
 consumer demand
 returns
• Emerging opportunities
 in the aftermath of
     recession and regulatory
     reform
• Strong and resilient
 balance sheet
Elevated Uncertainty
Long-Term Value
Near-Term Trends
• Expect lower pre-
 provision earnings into
 2011
• Bottom line cushioned by
 lower provision expense
• Expect path to normalized
 earnings to become
 evident in quarterly
 results in 2011

July 22, 2010
Appendix

July 22, 2010
Q2 2009
Q2 2010
Q1 2010
Domestic Card profits increased, as the decline in pre-provision earnings was more that offset by lower provision expense
Highlights
Domestic Card
• Pre-provision earnings declined, as
 expected
  Lower loan balances
  Expected decline in revenue margin
  Higher non-interest expense
• Lower provision expense
  Charge-offs improved from first
 quarter peak levels
  Allowance release driven by lower
 balances and improving credit trends
• Delinquency rate improved 51 basis points
 from Q110
• Loans continued to decline, but at a slower
 pace
  Loans down $1.6 billion vs. $4.1
 billion first quarter decline
  Continuing IL run off drove the
 second quarter decline
• Purchase volumes increased vs. Q110
 and Q209
Net interest income
Non-interest income
Total revenue
Provision for loan and lease losses
Non-interest expenses
Income (loss) before taxes
Income taxes (benefit)
Net income (loss)
Selected Metrics
Period end loans held for investment
Average loans held for investment
Loans held for investment yield
Revenue Margin
Net charge-off rate
30+ day performing delinquency rate
Purchase Volume
618
1,096
809
2,483
578
206
372
56,228
58,108
14.78%
17.09%
5.30%
21,988
1,865
10.48%
Earnings
(in millions)
560
675
869
2,295
751
268
483
54,628
55,252
13.98%
16.61%
4.79%
24,513
1,735
9.49%
795
1,336
788
2,381
257
90
167
64,760
65,862
12.17%
14.46%
4.77%
23,611
1,586
9.23%

July 22, 2010
Q2 2009
Q2 2010
Q1 2010
The International Card businesses posted another quarter of solid profitability, with stable revenue and improving credit metrics
Highlights
International Card
• Revenues relatively stable, with modest
 pressure from FX movements
• Non Interest expense increased, driven by
 $25 million charge related to the enactment
 of the Canada Goods and Services Tax
• Provision expenses increased modestly
  Lower charge-offs
  Smaller allowance release than Q1
• Delinquency rate improved 36 basis points
 from Q110
• Loans continued to decline, but at a slower
 pace
  Loans down $309 million in the
 quarter, compared to $646 million first
 quarter decline
• Purchase volumes increased modestly
Net interest income
Non-interest income
Total revenue
Provision for loan and lease losses
Non-interest expenses
Income (loss) before taxes
Net income (loss)
Selected Metrics
Period end loans held for investment
Average loans held for investment
Loans held for investment yield
Revenue Margin
Net charge-off rate
30+ day performing delinquency rate
Purchase Volume
100
79
105
348
164
47
117
7,578
7,814
15.66%
17.81%
6.39%
1,936
248
8.83%
Earnings
(in million)
Income taxes (benefit)
99
90
133
341
118
33
85
7,269
7,427
16.21%
18.37%
6.03%
2,057
242
8.38%
103
184
122
314
8
2
6
8,639
8,328
13.40%
15.08%
6.69%
2,136
211
9.32%

July 22, 2010
Q2 2009
Q2 2010
Q1 2010
The Commercial Banking business returned to profitability, with increasing revenue and sharply lower provision expense
Highlights
Commercial Banking
• Revenues increased modestly
  NII up, driven by growth in average
 deposits, with lower deposit interest
 expense
  Non-interest income, driven by
 growth in fee income
• Sharply lower provision expense, resulting
 from improving credit
  Lower charge-offs and NPLs
  Allowance release
  Allowance as % of NPLs increased,
 despite the Q2 release
• Relatively stable loan balances, modest
 decline in loan yields
• Modest increase in average deposits,
 with improved deposit interest expense
 rate
• Non-performing asset rate improved 44
 bps compared to Q110
Net interest income
Non-interest income
Total revenue
Provision for loan and lease losses
Non-interest expenses
Income (loss) before taxes
Net income (loss)
Selected Metrics
Period end loans held for investment
Average loans held for investment
Loans held for investment yield
Period end deposits
Average deposits
Deposit interest expense rate
Core deposit intangible amortization
Net charge-off rate
42
238
192
354
(76)
(27)
(49)
29,612
29,723
5.03%
21,605
21,859
14
1.37%
312
0.72%
Earnings
Non-performing loans as a %
 of loans HFI
Non-performing asset rate
2.64%
2.48%
(in millions)
Income taxes (benefit)
60
62
198
379
119
42
77
29,575
29,533
4.94%
21,527
22,171
14
1.21%
319
0.67%
2.20%
2.04%
49
122
156
328
50
(17)
33
30,175
30,565
5.01%
16,897
17,021
10
0.89%
279
0.77%
2.47%
2.33%

July 22, 2010
Q2 2009
Q2 2010
Q1 2010
Consumer Banking net income was flat, as the decline in pre-provision earnings was cushioned by lower provision expense
Highlights
Consumer Banking
• Revenues declined
  NII up modestly, with growth in
 average deposits and lower deposit
 interest expense rate
  Non Interest Income down, driven by
 absence of Q1 benefit from sale of
 I/O Bonds
• Significant improvement in provision
 expense
  Lower charge-offs
  Significant allowance release from
 improving outlook in all Consumer
 Banking businesses
• Non-interest expenses increased, driven
 by bank infrastructure investments
• Loans continued to decline, but at a
 slower pace
  Loans down ~$1 billion, vs. ~$1.8
 billion first quarter decline
  Continuing mortgage run off drove
 the second quarter decline
• Auto originations increased 32%
Net interest income
Non-interest income
Total revenue
Provision for loan and lease losses
Non-interest expenses
Income (loss) before taxes
Net income (loss)
Selected Metrics
Period end loans held for investment
Average loans held for investment
Loans held for investment yield
Auto loan originations
Period end deposits
Average deposits
Deposit interest expense rate
Core deposit intangible amortization
316
50
688
1,212
474
169
305
36,383
38,245
8.96%
1,343
76,883
1.27%
38
896
75,115
Earnings
Non-performing loans as a %
 of loans HFI
Non-performing asset rate
1.76%
1.62%
Net charge-off rate
2.03%
30+ day performing delinquency rate
4.13%
Period end loans serviced for others
26,778
(in millions)
Income taxes (benefit)
162
(112)
735
1,097
474
169
305
35,313
35,660
8.99%
1,765
77,407
1.18%
36
935
77,082
2.00%
1.82%
1.47%
4.15%
23,730
226
202
725
1,052
125
44
81
41,848
42,722
8.69%
1,342
73,883
826
74,321
1.08%
4.73%
31,492
1.76%

2.23%
1.21%